APPROVED FOR FILING INSURANCE DIVISION 1-2-2020 DATE BY ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF AXA LIFE AND ANNUITY COMPANY Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation: FIRST: The name of the corporation is AXA Equitable Life and Annuity Company. SECOND: The following amendment to the Articles of Incorporation was adopted on December 4, 2019, as prescribed by the Colorado Business Corporation Act, in the manner marked with an X below: No shares have been issued or Directors Elected—Action by Incorporators No shares have been issued but Directors Elected—Action by Directors Such amendment was adopted by the board of directors where shares have been issued and shareholder action was not required. X Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval. “RESOLVED, That the name of the Corporation be changed to Equitable Financial Life and Annuity Company.” THIRD: If changing corporate name, the new name of the corporation is: Paragraph 1 of the Corporation’s Articles of Incorporation is amended as follows: The name of the corporation is Equitable Financial Life and Annuity Company. FOURTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: Not Applicable. If this amendment is to have a delayed effective date, please list that date: The effective date of the name change is June 15, 2020. IN WITNESS WHEREOF, AXA EQUITABLE LIFE AND ANNUITY COMPANY, the corporation hereinbefore mentioned and described, has caused this Articles of Amendment to be signed in its name by its Secretary, this 12th day of December, 2019 and the statements contained therein are affirmed as true under penalties of perjury under Colorado law. APPROVED AS TO FORM BY: #4765-1 ASSISTANT ATTORNEY GENERAL DATE: 1/2/20 833464 AXA EQUITABLE LIFE AND ANNUITY COMPANY Secretary By: Dave S. Hattem Secretary

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF AXA LIFE AND ANNUITY COMPANY Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation: FIRST: The name of the corporation is AXA Life and Annuity Company. SECOND: The following amendment to the Articles of Incorporation was adopted on March 31, 2008, as prescribed by the Colorado Business Corporation Act, in the manner marked with an X below: No shares have been issued or Directors Elected -Action by Incorporators No shares have been issued but Directors Elected-Action by Directors Such amendment was adopted by the board of directors where shares have been issued and shareholder action was not required. Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval. “RESOLVED, That the name of the Corporation be changed to AXA Equitable Life and Annuity Company.” THIRD: If changing corporate name, the new name of the corporation is: Paragraph 1 of the Corporation’s Articles of Incorporation is amended as follows: The name of the corporation is AXA Equitable Life and Annuity Company. FOURTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: Not Applicable, If this amendment is to have a delayed effective date, please list that date: The effective date of the name change is September 22, 2008. IN WITNESS WHEREOF, AXA LIFE AND ANNUITY COMPANY, the corporation hereinbefore mentioned and described, has caused this Articles of Amendment to be signed in its name by its Secretary, this 29 day of July, 2008 and the statements contained therein are affirmed as true under penalties of perjury pursuant to Section 7-101-201(9) of the Colorado) Business Corporation Act. APPROVED AS TO FORM BY: MAL ASSISTANT ATTORNEY GENERAL DATE: 8.20.08 256471-1 AXA LIFE AND ANNUITY COMPANY By: Karen Field Hazin Secretary APPROVED FOR FILES INSURANCE DIVISION 8/21/2008 DATE

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE EQUITABLE OF COLORADO, INC. APPROVED FOR FILING INSURANCE DIVISION 8/4/04 DATE BY Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation: FIRST: The name of the corporation is The Equitable of Colorado, Inc. SECOND: The following amendment to the Articles of Incorporation was adopted on December 20, 2002, as prescribed by the Colorado Business Corporation Act, in the manner marked with an X below: X No shares have been issued or Directors Elected—Action by Incorporators No shares have been issued but Directors Elected —Action by Directors Such amendment was adopted by the board of directors where shares have been issued and shareholder action was not required. Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval. “RESOLVED, That the name of the Corporation be changed to AXA Life and Annuity Company; THIRD: If changing corporate name, the new name of the corporation is: Paragraph 1 of the Corporation’s Articles of Incorporation is amended as follows: The name of the corporation is AXA Life and Annuity Company. FOURTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: Not Applicable.

IC 19871553857 ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF FILED DONETTA DAVIDSON COLORADO SECRETARY OF STATE 19991224600 C $40.80 THE EQUITABLE OF COLORADO, INC. SECRETARY OF STATE 12-01-1999 14:40:22 Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation: FIRST: The name of the corporation is The Equitable of Colorado, Inc. SECOND: The following amendment to the Articles of Incorporation was adopted on November 30, 1999, as prescribed by the Colorado Business Corporation Act, in the manner marked with an X below: X No shares have been issued or Directors Elected—Action by Incorporators No shares have been issued but Directors Elected—Action by Directors Such amendment was adopted by the board of directors where shares have been issued and shareholder action was not required. Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval. “RESOLVED, That an amendment to Article IV of the Corporation’s Articles of Incorporation be made to increase the par value of the shares of common stock that the Corporation is authorized to issue from $2.00 to $2.50” THIRD: If changing corporate name, the new name of the corporation is: Not Applicable. FOURTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: Not Applicable.

If this amendment is to have a delayed effective date, please list that date: Not Applicable. IN WITNESS WHEREOF, THE EQUITABLE OF COLORADO, INC., the corporation hereinbefore mentioned and described, has caused this Articles of Amendment to be signed in its name by its Secretary, this 30th day of November, 1999 and the statements contained therein are affirmed as true under penalties of perjury pursuant to Section 7-101-201(9) of the Colorado Business Corporation Act. THE EQUITABLE OF COLORADO, INC. 117776 By: Linda J. Galasso Secretary

for office use only SS Form D-4 (Rev. 1/86) Filing Fee: $30.00 This document must be typewritten 6-5-91 MAIL TO: Colorado Secretary of State Corporations Office 1560 Broadway, Suite 200 Denver, Colorado 80202 (303) 866-2361 ARTICLES OF AMENDMENT to the ARTICLES OF INCORPORATION 01-09-91 11:08 911052561 $30.00 IC871553857 Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendments to its Articles of Incorporation 1991 FIRST: The name of the corporation is (note 1) The Battable of Colorado, Inc. UCGS SECOND: The following amendment to the Articles of Incorporation was adopted on May 13, as prescribed by the Colorado Corporation Code, in the manner marked with an X below: Such amendment was adopted by the board of directors where no shares have been issued. X Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval “RESOLVED, That an amendment of the Articles of Incorporation be made to change the address of the Home Office of the “Corporation” from 111 South Cascade. Colorado Springs, CO 80903 to 370 17th Street, Suite 4950, Denver, CO 80202.” APPROVED FOR FILING INSURANCE DIVISION 6/24/91 DATE COMPUTER UPDATE COMPLETE MRA THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: N/A

Change of Name ARTICLES OF AMENDMENT to the ARTICLES OF INCORPORATION 3365 579257 Equitable Life Assurance Society of Colorado. Inc. Pursuant to the provisions of the Colorado Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation: FIRST: The name of the corporation la... Equitable Life Assurance. Society. of Colorado Inc. SECOND: The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on... by the Colorado Corporation Act: June 14 19.84, in the manner prescribed Paragraph 1 of the Corporation’s Articles of Incorporation is amended as follows: The name of the corporation is changed to The Equitable of Colorado, Inc. APPROVED FOR FILING INSURANCE DIVISION BY COMPUTER UPDATE COMPLETE

ARTICLES OF AMENDMENT-Continued THIRD: The number of shares of the corporation outstanding 750,000 the time of such adoption 750,000 and the number of shares entitled to vote thereon was FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows: Class (Note 1) None Number of Shares FIFTH: The number of shares voted for such amendment was number of shares voted against such amendment was 750,000 and the SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was: Class Number of Shares Voted For Against (Note 1) None SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: (Note 2) The corporation will cancel its issued shares and reissue shares containing the new corporate name. EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows: (Note 2) no change Dated June 14 19.84 By. Equitable Life Assurance Society of Colorado Inc. and (Note 8) (Note 4) STATE OF NEW YORK County of MEW YORK Before me, JEAN B MASTROWSKI, & Notary Public in and for the said County and State, personally appeared Donald J. Mooney who acknowledged before me that he is the side of office Colorado corporation and that he signed the foregoing Articles of Amendment as his free and voluntary act and deed for the uses and purposes therein set forth. In witness whereof I have hereunto set my hand and seal this day of My commission expires applicable, Insert “None” 3. If inapplicable, insert “No change” 3. Exact corporate name of corporation the Articles of Amendment. 4. Signature and titles of officers signing for the corporation Notary Public

IC0553867 ARTICLES OF AMENDMENT to the ARTICLES OF INCORPORATION EQUITABLE LIFE ASSURANCE SOCIETY OF COLORADO INC. Pursuant to the provisions of the Colorado Corporation A, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation FIRST: The name of the corporation Equitable Life Assurance Society of Colorado Inc. SECOND: The following amendment of the Articles of Incorporation was adopted by the directors of the corporation on March 2, 1984 in the prescribed by the Colorado Corporation Act Paragraph of the Corporation’s Articles of Incorporation is amended as follows: The par value of the shares of common stock that the Corporation is authorized to issue is increased from $1.00 to 12.00.

ARTICLES OF AMENDMENT-Continued THIRD: The number of shares of the corporation outstanding at the time of such adoption No shares have been issued. FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows: Number of (Note 1) None FIFTH: The number of shares voted for such amendment was number of shares voted against such amendment was SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was: Class (Note 1) None SEVENTH: The manner, if not at forth in such amendment, in which any exchange, reclassification, or cancellation of led shares provided for in the amendment shall be affected, is No change EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows: (Note 1) Since none of the Corporation’s shares has been issued, the amendment does not effect a change on stated capital. Dated March 2 84 Equitable Life Assurance Society of Colorado Inc. (Note) (Note 4) STATE OF Before a Notary Public in and for the mid County and State, personally appeared that he is the Secretary who acknowledged before me a Colorado corporation and that he signed the foregoing Articles of Amendment se free and act and deed for the use and purpose there at forth. In witness where I have hereunto set my hand and of My commission expires.

ARTICLES OF INCORPORATION UP THE EQUITABLE LIFE ASSURANCE SOCIETY OF COLORADO. INC. JAN 18. 1504 553857 STATE OF COLORADO I, the undersigned natural person of the age DEPARTMENT OF STATE eighteen years or more, acting as incorporator of a corporation under the Colorado Corporation Act, adopt the following Articles of Incorporation for such corporation: 1. The name of the corporation is Equitable Life Assurance Society of Colorado Inc. 2. The corporation shall have a perpetual duration. 3. The purpose of the corporation is to engage in any lawful act or activity for which corporation be organized under the Insurance Laws of Colorado. 4. The corporation shall have authority to issue a total of 1,000,000 shares of common stock of the par value of $1.00, which shall be non-assessable. 5. The stockholders of the corporation shall have no pre-emptive rights. 6. The address of the corporation’s registered office and principal office in the state of Colorado is 111 South Cascade, Colorado Spring of El Paso. The name of its registered agent a’ such address is Gerald H. Bruning. 7. The initial Board of Directors will be comprised. of seven Directors. Their names and addresses are: Franklin Maisano Donald J. Mooney Peter J. Moran Thomas J. Roach Melvin Stein 1285 Avenue of the Americas New York, New York 10019 1285 Avenue of the Americas New York, New York 10019 1285 Avenue of the Americas - New York, New York 10019- - 1285 Avenue of the Americas 10019 - New York, New York - 1285 Avenue of the Americas - New York, New York 10019. DATE 161 COMPUTER UPDATE COMPLETE APPROVED FOR FILING INSURANCE DIVISION

Richard M. Stenson Irwin T. Vanderhoof - 1285 Avenue of the Americas New York New York 10019 - 1285 Avenue of the Americas New York, New York 10019 8. The business and affairs of the corporation shall be managed by the Board of Directors. The stockholders and the Board of Directors shall each have the power to make, alter or repeal the by-laws of the corporation. 9. The corporation shall indemnify to the fullest extent permitted by Section 7-3-101 of the Colorado Corporation Code as amended from time to time each person who is or was a director or officer of the corporation and the heirs, executors and administrators of such a person. 10. The name of the sole incorporator is William Schor, and his mailing address is 1285 Avenue of the Americas, 10019. New York, New York William Schor Incorporator STATE OF NEW YORK COUNTY OF NEW YORK). The foregoing instrument was acknowledged before me this day of 1984, by in witness whereof I have hereunto set my hand and seal. My commission expires Elias P. Aster Notary Public ELEANOR P. WEBER Notary Public, State of New York No. 41-0502140 Qualified in Queene County